SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)        MARCH 17, 1999

                              CHS ELECTRONICS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

             0-24244                                    65-0263022
     ------------------------                ---------------------------------
     (Commission File Number)                (IRS Employer Identification No.)

                              2000 N.W. 84TH AVENUE
                              MIAMI, FLORIDA 33122
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code      (305) 716-8273

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On March 17, 1999, CHS Electronics, Inc. ("Registrant") issued a press release announcing the filing of a class action lawsuit against the Company and two of its officers.

         Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
  99        Press release, dated March 17, 1999, announcing the filing of a class action lawsuit.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CHS ELECTRONICS, INC.

Dated:   March 25, 1999                By: /s/ CRAIG TOLL
                                           -------------------------------------
                                           Craig Toll, Vice President-Finance,
                                           Treasurer and Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER        EXHIBIT DESCRIPTION                                          PAGE
-------       -------------------                                          ----

  99 Press release, dated March 17, 1999, announcing the filing of a class action lawsuit.